Levitt Corporation

Developing Homes Since 1929

Prepared: October 23, 2003

Levitt
CORPORATION

LEVITT CORPORATION

- Levitt Corporation is a wholly owned subsidiary of BankAtlantic Bancorp, Inc. (NYSE:BBX).
- Earlier this year, BBX announced its intention to spin-off Levitt, pending BBX's receipt of a private letter ruling from the Internal Revenue Service stating that a pro rata distribution of Levitt shares to BBX's common shareholders will be tax-free to BBX and to BBX's common shareholders for U.S. federal income tax purposes.
- Pending receipt of a favorable private letter ruling, BBX will distribute all of its Levitt shares via a dividend – the Spin-Off – at which time Levitt will cease to be a subsidiary of BBX.

Levitt CORPORATION

LEVITT CORPORATION

- Approximately 59 million shares of BBX common stock are outstanding. BBX estimates that it will distribute a total of approximately 14.7 million shares of Levitt to the BBX shareholders, representing a 0.25 per share distribution ratio.

- Before the Spin-Off, Levitt will register its shares of common stock under The Securities Exchange Act of 1934, and Levitt will make application with one of the national securities exchanges to list its shares of common stock for trading.

- America's Oldest Home Builder (1929)
- William J. Levitt, Father of suburbia
- Developer of Levittowns in Long Island and Pennsylvania
- Residential Builder of over 200,000 homes

THE LEVITT BRAND



Building a Proud Legacy
Levitt and Sons
AMERICA'S OLDEST HOMEBUILDER
The Rancher in Levittown
$59 A MONTH
No Down Payment for Veterans!
The 1954 RANCHER
TIME
The Rancher
The Country Clubber

Levitt CORPORATION

PROFORMA INFORMATION

	9/30/03
Assets	$361 Million
Shareholder Equity	$117 Million
Book Value per Share	$7.92*

*Assumes spin off at 1:4 ratio

Levitt CORPORATION

REVENUE – NET INCOME
(DOLLARS IN MILLIONS)

	2001	2002	Up
Revenue	$144	$ 209	45%
Net Income	$ 8	$ 20	159%

Levitt CORPORATION

TOTAL REVENUE
(DOLLARS IN MILLIONS)


$250
$200
$150
$100
$50
$0
Compound Growth 124.5%
$18.50
$105.99
$144.25
$209.40
$132.46
$193.51
46.1%
1999
2000
2001
2002
9/30/2002
9/30/2003

Levitt CORPORATION

NET INCOME AFTER TAXES
(DOLLARS IN MILLIONS)



$25
$20
$15
$10
$5
$0
Compound Growth 69.2%
$4.03
$6.96
$7.52
$19.51
$11.25
$17.32
53.9%
1999
2000
2001
2002
9/30/2002
9/30/2003

Levitt CORPORATION

TOTAL ASSETS
(DOLLARS IN MILLIONS)


$400
$300
$200
$100
$0
$154.83
$168.86
$196.16
$295.46
$356.52
Compound Growth 24.0%
28.5%
1999
2000
2001
2002
9/30/03

Levitt CORPORATION

SHAREHOLDER'S EQUITY
(DOLLARS IN MILLIONS)


$150
$100
$50
$0
Compound Growth 24.6%
22.9%
$55.55
$62.51
$70.03
$107.53
$125.52
1999
2000
2001
2002
9/30/03

RETURN ON EQUITY
(AFTER TAX)



25%
20%
15%
10%
5%
0%
8.00%
11.80%
11.40%
22.00%
19.82%
1999
2000
2001
2002
9/30/03

Levitt and Sons
America's Oldest Homebuilder

DEMOGRAPHICS OF FLORIDA

- Estimated 330,000 people are expected to move to Florida in 2003
- In 2001
  - 234,000 people changed addresses within Florida
  - 260,000 people migrated to Florida from other states

Source: U.S. Census Bureau

FLORIDA HOUSING UNIT ADDITIONS
FROM JULY 1, 2001 TO JULY 1, 2002



3
5
2. Florida 147,377
4
1

Source: U.S. Census Bureau

Levitt CORPORATION

THE LEVITT ORGANIZATION

A FLORIDA GROWTH COMPANY

- Home Building Division
- Land Division
  Master Planned Communities
- Operator of Resort Properties Under the Timeshare Model (40% Ownership after Spin-Off)

HOMEBUILDING DIVISION



Currently developing 11 communities in six Florida counties.

Levitt and Sons
America's Oldest Homebuilder

A LEADER IN ACTIVE ADULT COMMUNITIES






Clubhouse

TOTAL REVENUES SALE OF HOMES (DOLLARS IN MILLIONS)


$200
$150
$100
$50
$0
Compound Growth 38.8%
$85.08
$118.77
$163.95
$105.68
$135.11
27.9%
2000
2001
2002
9/30/2002
9/30/2003

DELIVERIES
(HOUSING UNITS*)


1000
800
600
400
200
0
599
620
879
880
$192,000
$190,000
$195,000
$219,000
1999
2000
2001
2002

*Includes Joint Ventures

Average Sales Price

BACKLOG OF SIGNED CONTRACTS
(DOLLARS IN MILLIONS)



$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$91.29
$138.12
$154.09
$183.55
$252.62
$336.47
$456.17
460
703
724
885
1,216*
1,576
2,075
1999
2000
2001
2002
1Q '03
2Q '03
9/30/2003

* Adjusted to include Joint Ventures

Units

MARGIN



25%
20%
15%
10%
5%
0%
15.00%
19.00%
19.00%
22.00%
2000
2001
2002
9/30/2003

Levitt and Sons
America's Oldest Homebuilder

- **Over 95% of homes are pre-sold before construction begins**
  - Unsold inventory represents approximately 5% of starts

- **Customer deposits**
  - Range from 5%-10% of sale price
  - Leads to low cancellation rate, minimized discounts and strong backlog

CASH VS. MORTGAGE SALES*


54.10%
Financed
45.90%
Cash

*For the year ended 2002

CURRENT LOT INVENTORY AS OF SEPTEMBER 30, 2003

Lots Owned	4,493
Lots Under Contract	1,185
Total Lots	**5,678**

Lot supply – 3 years

LAND DIVISION

- Developer of Master Planned Communities
- Residential tracts delivered to Levitt and Sons and independent builders


JACKSONVILLE
TALLAHASSEE
GAINESVILLE
DAYTONA BEACH
Atlantic Ocean
75
1
ORLANDO
95
1
ST. LUCIE WEST
4
PORT ST. LUCIE
STUART
PALM BEACH
TAMPA
75
TRADITION
Gulf of Mexico
BOCA RATON
FT LAUDERDALE
84
MIAMI
FLORIDA KEYS

ST. LUCIE WEST

PORT ST. LUCIE, FLORIDA

- Master Planned Community
- St. Lucie West ranked by Robert Charles Lesser & Co. as 8th fastest selling Master Planned Community in USA for 2002
- 4,600 Original Acreage
- Location of PGA Golf Course
- Location of New York Mets spring training stadium

PORT ST. LUCIE, FLORIDA

- Master Planned Community
- 8,000+/- Original Acreage
- 5 miles frontage on Interstate 95


TRADITION

RESORT DEVELOPER

- Operator of resort properties under the timeshare model
- Operates throughout the U.S., primarily “drive to” destinations
- Developer of residential and golf communities
- 40% owned by Levitt Corporation after Spin-Off

- More than 100,000 Resort Owners
- Over 30 Communities
- Over 45,000 Homesites sold since 1985


BLUEGREEN LOCATIONS
bluegreen
Resort Locations
Communities

NET INCOME
(DOLLARS IN MILLIONS)



$11.73
$18.31
FY 2002
9 Months
2003

FINANCIAL RESULTS

Levitt CORPORATION

NET INCOME AFTER TAXES
(DOLLARS IN MILLIONS)


$25
$20
$15
$10
$5
$0
Compound Growth 69.2%
$4.03
$6.96
$7.52
$19.51
$11.25
$17.32
53.9%
1999
2000
2001
2002
9/30/02
9/30/03

TOTAL ASSETS
(DOLLARS IN MILLIONS)



$400
$300
$200
$100
$0
Compound Growth 24.0%
28.5%
$154.83
$168.86
$196.16
$295.46
$356.52
1999
2000
2001
2002
9/30/03

Levitt CORPORATION

DEBT-TO-EQUITY RATIO



2.00
1.50
1.00
0.50
0.00
0.86
1.33
1.29
1.35
1.33
1999
2000
2001
2002
9/30/03

Levitt CORPORATION

SHAREHOLDER'S EQUITY
(DOLLARS IN MILLIONS)



$150
$100
$50
$0
Compound Growth 24.6%
$55.55
$62.51
$70.03
$107.53
$125.52
22.9%
1999
2000
2001
2002
9/30/03

Levitt CORPORATION

AVERAGE MARKET VALUATION FOR HOMEBUILDERS*

- 1.3 to 2.5 x Book Value
- 7.0 to 10.0 x Price / Earnings

*For Illustration Purposes Only

FORWARD LOOKING STATEMENTS

Except for historical information contained herein, the matters discussed in this presentation contain forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that involve substantial risks and uncertainties. Actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements contained herein. These forward-looking statements are based largely on the expectations of BankAtlantic Bancorp, Inc. and Levitt Corporation ("Levitt") and are subject to a number of risks and uncertainties that are subject to change based on factors which are, in many instances, beyond their control.

These include, but are not limited to, risks and uncertainties associated with:

- The impact of economic, competitive and other factors affecting the companies and their operations, markets and products;
- Risks and uncertainties relating to the market for real estate generally and in the areas where Levitt has developments;
- The availability and price of land suitable for development, materials prices, labor costs, interest rates, environmental factors and governmental regulations;
- And risks and uncertainties with respect to the proposed spin-off of Levitt Corporation, including that the spin-off may not be consummated, that Levitt will not be successful as a separate publicly-traded company, that historical results will not be indicative of future results, that the stock of Levitt will not trade as anticipated or at multiples of book value or price/earnings, that Levitt will not have additional access to capital or debt markets or that such markets may prove to be more expensive than currently available, and that the spin-off may be effected on a different basis than contemplated herein.

The foregoing factors are not exclusive and reference is also made to other risks and factors detailed in reports filed by BankAtlantic Bancorp with the Securities and Exchange Commission.

SUPPLEMENTAL DATA

LEVITT CORPORATION
POST SPIN PRO FORMA

SUMMARY PRO FORMA STATEMENTS OF FINANCIAL CONDITION
(Unaudited)

Dollars in Thousands	BBX As Reported	BBX After Levitt Spin-off Pro Forma (a)	Levitt Pro Forma (a)
	As of September 30, 2003		
ASSETS			
Cash and short-term investments	$ 139,096	$ 122,971	$ 39,346
Investments	658,687	658,687	-
Loans	3,739,638	3,825,116	5,163
Real estate held for development and sale	256,920	22,066	234,854
Investment in unconsolidated subsidiaries	102,590	7,864	72,125
Other Assets	300,129	293,758	9,716
Total Assets	$ 5,197,060	$ 4,930,462	$ 361,204
LIABILITIES AND STOCKHOLDERS' EQUITY			
Deposits	$ 2,982,203	$ 2,982,203	$ -
FHLB Advances	956,820	956,820	-
Other short-term borrowings	143,230	166,451	-
Other long-term borrowings (b)	409,914	300,571	176,085
Other liabilities	191,224	126,404	68,415
Total Liabilities	4,683,391	4,532,449	244,500
Stockholders' Equity	513,669	398,013	116,704
Total Liabilities and stockholders' equity	$ 5,197,060	$ 4,930,462	$ 361,204

(a) Pro forma assumptions. Actual financials may be materially different based on actual transaction details and timing of the spin-off. Subject to receipt of a favorable private letter ruling from the IRS.

(b) Levitt Corporation's obligations to BBX post spin-off	Amount	Maturity
Existing Notes payable	$ 30,000	1/1/2008
Dividend note payable	8,000	1/1/2008
Note associated with sale of Bluegreen stock	5,500	1/1/2004
Total obligations to BBX post spin-off (a)	$ 43,500	

SUMMARY PRO FORMA STATEMENTS OF OPERATIONS

(Unaudited)

Dollars in Thousands	For the Nine Months Ended September 30, 2003		
	BBX As Originally Reported	BBX After Levitt Spin-off Pro Forma (a)	Levitt Pro Forma (a)
Net interest income	$ 111,773	$ 112,858	$ (87)
Provision for loan losses	(1,264)	(1,264)	-
Net interest income after provision for loan losses	110,509	111,594	(87)
Non-interest income:			
Service charges and other banking fees	43,702	43,702	-
Investment banking income	152,222	152,222	-
Income from real estate operations	56,165	5,263	49,771
Income from unconsolidated real estate subsidiary	6,525	460	6,065
Gains (losses) on sales of assets and redemption of debt	(3,688)	(3,645)	-
Other	8,779	5,231	3,520
Total non-interest income	263,705	203,233	59,356
Non-interest expense:			
Employee compensation and benefits	183,688	170,145	13,543
Other	113,017	96,003	17,014
Total non-interest expense	296,705	266,148	30,557
Income before income taxes	77,509	48,679	28,712
Provision for income taxes	28,577	17,469	11,084
Net income from continuing operations	$ 48,932	$ 31,210	$ 17,628

(a) Pro forma assumptions. Actual financials may be materially different based on actual transaction details and timing of the spin-off. Subject to receipt of a favorable private letter ruling from the IRS.

LEVITT CORPORATION
SELECTED CONSOLIDATED FINANCIAL DATA

Dollars in Thousands	Nine Months Ended September 30, 2003	Nine Months Ended September 30, 2002	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999	Year Ended December 31, 1998
Statement of Operations Data:							
Revenues							
Sales of real estate	$ 184,933	125,697	207,808	143,140	100,322	18,499	13,229
Other revenues	1,588	1,033	1,595	1,106	5,664	-	-
	$ 186,521	126,730	209,403	144,246	105,986	18,499	13,229
Costs and Expenses							
Cost of sales of real estate	$ 135,162	95,393	159,675	111,685	79,029	9,437	7,174
Other costs and expenses	30,009	22,139	32,059	27,697	21,770	6,976	5,778
	165,171	117,532	191,734	139,382	100,799	16,413	12,952
Operating income	21,350	9,198	17,669	4,864	5,187	2,086	277
Equity from earnings in Bluegreen Corporation (a)	5,156	2,463	4,570	-	-	-	-
Other income	1,705	3,268	3,527	6,776	4,976	3,514	946
Income before income taxes	28,211	14,929	25,766	11,640	10,163	5,600	1,223
Provision (benefit) for income taxes	10,891	3,675	6,254	4,118	3,208	1,568	(232)
Net income	$ 17,320	11,254	19,512	7,522	6,955	4,032	1,455
Other Data:							
Levitt and Sons (b)							
Gross margin on sales of hom	22%	18%	19%	19%	15%	-	-
Homes delivered	619	493	740	597	441	580	437
Joint ventures homes delivere	-	138	140	282	179	19	91
Backlog Units (d)	2,075	814	885	724	703	460	569
Backlog Sales Value (d)	$ 456,165	169,039	183,553	154,093	138,117	91,291	106,922
Core Communities (c):							
Gross margin on land sales	43%	65% (e)	47% (e)	51%	56%	49%	46%
Acres sold	1,550	388	1,715	253	145	312	406
Unsold acres	5,150	5,798	4,472	4,131	3,099	3,244	3,556

LEVITT CORPORATION
SELECTED CONSOLIDATED FINANCIAL DATA

Dollars in Thousands		September 30, 2003	December 31, 2002	2001	2000	1999	1998
Balance Sheet Data:							
Inventory of real estate	$	234,854	198,126	142,433	110,390	105,524	28,070
Investment in Bluegreen	$	63,583	57,332	-	-	-	-
Total assets	$	356,523	295,462	196,193	168,863	154,831	54,700
Notes and mortgage notes	$	108,323	85,359	55,625	41,047	50,631	6,300
Notes and mortgage notes payable to affiliates	$	53,242	57,505	27,870	27,796	20,653	-
Development bonds payabl	$	1,020	4,581	8,635	9,891	7,533	1,745
Total liabilities		230,751	187,774	126,254	105,874	98,659	9,711
Shareholder's equity	$	125,523	107,533	70,028	62,506	55,551	44,966
Financial Statistics:							
Return on average equity (g)		19.8% (f)	22.0%	11.4%	11.8%	8.0%	4.4%
Debt to equity ratio		1.30	1.37	1.32	1.26	1.42	0.18

(a) Levitt Corporation acquired its interest in Bluegreen Corporation in April 2002.
(b) Levitt Corporation acquired Levitt and Sons in December 1999.
(c) Levitt Corporation acquired Core Communities in October 1997.
(d) Including joint ventures' homes delivered and backlog units and sales.
(e) Land sales to Levitt and Sons for the nine months ended September 30, 2002 equaled $6.7 million and the net gain recognized was $4.9 million. For the year ended December 31, 2002 land sales to Levitt and Sons equaled $8.5 million and the net gain recognized was $6.5 million. These inter-company transactions were eliminated in consolidation.
(f) Annualized.
(g) Calculated by dividing net income by average equity. Average equity is calculated by averaging beginning and end of period equity balances.

Levitt

CORPORATION

Developing Homes Since 1929